UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  July 10, 2009

WITS BASIN PRECIOUS MINERALS INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-12401	84-1236619
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN  55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

H. Vance White has notified Wits Basin Precious Minerals Inc. (the “Company”) of his resignation from the Company’s board of directors, effective July 10, 2009.  There were no disagreements or disputes between Mr. White and the Company that led to his resignation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: July 10, 2009	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer